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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 3, 1998 included and incorporated by reference in Building Materials Holding Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                                      ARTHUR ANDERSEN LLP

Boise, Idaho
August 10, 1998